                                                                    EXHIBIT 10.5

                                VOTING AGREEMENT

     THIS VOTING AGREEMENT (the "Agreement") is being executed and delivered as of December 8, 1995 by the undersigned Shareholders (each a "Shareholder") in favor of VIEWSTAR CORPORATION, a California corporation ("ViewStar"), KAMRAN KHEIROLOMOOM, President and Chief Executive Officer of ViewStar, and MARK PERRY, Chairman of the Board of Directors of ViewStar (the "Executives").

                                    RECITALS

     A. Pursuant to an Agreement and Plan of Merger and Reorganization dated as of October 9, 1995, as Amended and Restated on October 23, 1995, by and among Caere Corporation, a Delaware corporation ("Caere"), ViewStar, ViewStar Acquisition Corp., a California corporation and a wholly owned subsidiary of Caere ("Merger Sub"), and certain shareholders of ViewStar (the "Reorganization Agreement"), Merger Sub is merging into ViewStar (the "Merger"). As a result of the Merger, ViewStar is becoming a wholly owned subsidiary of Caere.

     B. In connection with the Merger, pursuant to employment agreements between ViewStar and the Executives, the Executives will receive certain payments and benefits, including substantial cash payments and the acceleration of certain stock options (the "Benefits"). To the extent that some portion of the Benefits may be deemed to be "excess parachute payments" as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") and the proposed Treasury Regulations promulgated thereunder (the "Proposed Regulations"), payment of that portion shall be contingent upon receiving approval of ViewStar's shareholders in accordance with Code Section 280G(b)(4)(B) and the Proposed Regulations.

     C. The Shareholders hereby agree to vote all of the outstanding shares of ViewStar Common Stock and ViewStar Preferred Stock ("ViewStar Capital Stock") held by each such Shareholder (the "Shares") in favor of the payment of the Benefits to the Executives.

                                   AGREEMENT

     In consideration of the foregoing premises, which are hereby incorporated into this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, each Shareholder, severally and not jointly, hereby agrees as follows:

     1. Representations of Shareholders. Each Shareholder, severally and not jointly, represents that such Shareholder (i) is the holder and beneficial owner of that number of Shares set forth under such Shareholder's signature below,
(ii) has full power and authority to make, enter into and carry out the terms of this Agreement, and (iii) has received all material facts regarding the Benefits.

     2. Agreement to Vote Shares. Each Shareholder shall vote such Shareholder's Shares and any of such Shareholder's New Shares (as defined in Section 7 below), and shall cause any holder of record of such Shareholder's Shares or New Shares to vote in favor of approval of the Benefits, at every meeting of the shareholders of ViewStar called for such purpose (and every adjournment thereof) or by written consent in lieu of such a meeting or otherwise (a "Shareholder Vote").

     3. Description of Benefits. Kamran Kheirolomoom and Mark Perry have entered into agreements with the Company providing that the provision of benefits and payments described in this Section 3 will not be paid or otherwise made available to them unless shareholder approval of such benefits is obtained in accordance with the requirements of Code Section 280G(b)(4)(B) and the Proposed Regulations promulgated.

     Mr. Kheirolomoom entered into an amended and restated employment agreement with ViewStar on October 9, 1995, with an employment term expiring July 31, 1996 (the "Employment Term:), at a base compensation rate of $171,000 per year, plus a guaranteed bonus of 20% of his base compensation. He is also eligible for an additional bonus of 20% of his base compensation pursuant to ViewStar's 1995 Management Incentive Plan program. Mr. Kheirolomoom will receive a lump sum severance payment of $258,000 and his remaining salary and guaranteed bonus upon termination of his employment without cause during the Employment Term or, if later, on January 15, 1996. The agreement also provides that Mr. Kheirolomoom will become a consultant to ViewStar for a period of 12 months commencing upon his termination of employment. As compensation for his consulting services, and for his agreement not to solicit or hire ViewStar employees for 12 months following termination for his employment and an agreement not to compete, Mr. Kheirolomoom will be paid a lump sum fee of $400,000 upon termination of his employment with ViewStar. On the Merger Date, an option to purchase 50,000 shares of Common Stock granted to Mr. Kheirolomoom in May 1994 will become exercisable as to 2% of the shares for each month since May 1994 and will continue vesting through July 31, 1997 at a rate of 2% per month, whether or not he continues to be employed by ViewStar. Mr. Kheirolomoom's other stock options will also continue to vest through July 31, 1997 at a rate of 2% per month, whether or not he continues to be employed by ViewStar.

     Mark Perry entered into an employment agreement with ViewStar dated May 18, 1994 when Mr. Perry became President and Chief Executive Officer of ViewStar. The agreement was amended on September 25, 1995, following Mr. Perry's relinquishment in July 1995 of the position of President and Chief Executive Officer and his appointment as Chairman of the Board of Directors of ViewStar. Pursuant to the employment agreement, as amended, Mr. Perry continues to receive his base salary of $200,000 per year, a bonus of $50,000 payable in monthly increments beginning October 1, 1995, and continued ViewStar health benefits through July 25, 1996. In addition, Mr. Perry will be paid $1,000 per day for any additional services rendered on behalf of ViewStar, such services to be provided up to five days per month through December 31, 1995 and up to two days per month thereafter, until July 26, 1996. Mr. Perry will also receive a payment of $200,000 in the event of the sale of ViewStar, consummated prior to July 21, 1996, in recognition for his services of behalf of the Company. On the Merger Date, Mr. Perry's option to purchase 50,000 shares of ViewStar Common Stock will become exercisable as to 2% of the shares for every month the option has been outstanding since the grant date in May 1994. Additionally, Mr. Perry's agreement provides for the acceleration of vesting of 50% of any unvested ViewStar Options held by Mr. Perry, upon a change of control of ViewStar. Any remaining unvested options held by Mr. Perry will continue to vest at the rate of 2% per month for as long as Mr. Perry continues to provide services to ViewStar as an employee or consultant. Mr. Perry's agreement also contains a covenant not to solicit employee of ViewStar for one year following his termination of employment with ViewStar.

     4. Effectiveness of Voting Agreement. This Agreement shall be effective only when executed and delivered by the holders of more than 75% of the outstanding shares of ViewStar Capital Stock (excluding ViewStar Capital Stock held by the Executives). Each Shareholder's agreement hereunder is a separate agreement and the representations and covenants of each Shareholder apply only to such Shareholder and not to any other Shareholder. The action (or inaction) by one Shareholder shall have no effect on the rights or obligations of any other Shareholder.

     5. Reliance by Executives on Voting Agreement. Each Shareholder understands that each of the Executives is relying upon the representations and obligations of each Shareholder to this Agreement.

     6. Irrevocable Proxy. Concurrently with the execution of this Agreement, each Shareholder agrees to deliver to ViewStar a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the extent provided in Section 705 of the California General Corporation Law and shall be deemed to be coupled with an interest, with the total number of Shares beneficially owned (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by Shareholder set forth therein.

     7. Transfer and Encumbrance. Each Shareholder agrees, severally and not jointly, not to transfer, sell, offer or otherwise dispose of or encumber any of its Shares or New Shares prior to the earlier of (i) the effective date of the Merger and (ii) the date the Reorganization Agreement shall have been terminated in accordance with its terms.

     8. Additional Purchases. Each Shareholder agrees, severally and not jointly, that any new shares of ViewStar Capital Stock acquired or purchased by such Shareholder shall be subject to the terms of this Agreement to the same extent as if they constituted Shares. For purposes of this Agreement, the term "New Shares" shall mean any shares of ViewStar Capital Stock that a Shareholder purchases, otherwise acquires beneficial ownership of, or acquires the right to vote or share in the voting of, after the execution of this Agreement, including without limitation through the exercise of any options or warrants to purchase ViewStar Capital Stock.

     9. Notices. Any notice or other communication required or permitted to be delivered to ViewStar, the Executives or Shareholder under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile number as follows (or to such other address or facsimile number as such party shall have specified in a written notice given to the other party):

IF TO VIEWSTAR:           ViewStar Corporation
                          1101 Marina Village Parkway
                          Alameda, California 94501
                          Attention: Chief Financial Officer
                          Facsimile: (510) 337-2222
IF TO THE EXECUTIVES:     ViewStar Corporation
                          1101 Marina Village Parkway
                          Alameda, California 94501
                          Attention: Kamran Kheirolomoom
                          Attention: Mark Perry
                          Facsimile: (510) 337-2222
IF TO SHAREHOLDER:        AT ITS ADDRESS OR FACSIMILE AS SET FORTH UNDER
                          ITS SIGNATURE BELOW.
IF TO THE PROXY
  HOLDER:                 F. Gibson Myers, Jr.
                          Mayfield Fund
                          2800 Sand Hill Road, Suite 250
                          Menlo Park, California 94025
                          Facsimile: (415) 854-5712

     10. Severability. If any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) such invalidity of enforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement. Each provision of this Agreement is separable from every other provision of this Agreement, and each part of each provision of this Agreement is separable from every other part of such provision.

     11. Governing Law. This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of California, without giving effect to principles of conflicts of laws.

     12. Entire Agreement. This Agreement and the Proxy set forth the entire understanding of each Shareholder, ViewStar and the Executives relating to the subject matter hereof and supersede all prior agreements and understandings between any of such parties relating to the subject matter hereof.

     13. Waiver. No failure on the part of ViewStar, either of the Executives or any Shareholder to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of ViewStar, either of the Executives or any Shareholder in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Neither ViewStar, neither of the Executives nor any Shareholder shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

     14. Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

     15. Further Assurances. Each Shareholder shall execute and/or cause to be delivered to ViewStar and the Executives such instruments and other documents and shall take such other actions as ViewStar and the Executives may reasonably request to effectuate the intent and purposes of this Agreement.

     16. Amendments. This Agreement may not be amended, modified, altered, or supplemented other than by means of a written instrument duly executed and delivered on behalf of ViewStar, the Executives and Shareholder.

     17. Attorneys' Fees and Expenses. If any legal action or other legal proceeding relating to the enforcement of any provision of this Agreement is brought against Shareholder, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements, in addition to any other relief to which the prevailing party may be entitled.

     18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

     19. Termination. This Agreement shall terminate upon the earlier to occur of the Merger or the termination of the Reorganization Agreement in accordance with its terms and all of the provisions hereof shall terminate at such time.

     20. Assignment. This Agreement and all obligations hereunder are personal to each Shareholder and may not be transferred or assigned by a Shareholder at any time. ViewStar may, with Shareholder's written consent, which consent shall not be unreasonably withheld, assign its rights under this Agreement to any entity in connection with any sale or transfer of all or a substantial portion of ViewStar's assets to such entity.

     21. Binding Nature. Subject to Section 20, this Agreement will be binding upon Shareholders and Shareholders' representatives, executors, administrators, estate, heirs, successors and assigns, and will inure to the benefit of ViewStar and its successors and assigns and to the Executives and their successors and assigns.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first written above.

                                          SHAREHOLDER

                                          By:

                                          Print Name:

                                          Title:

                                          Address:

                                               ---------------------------------

                                               ---------------------------------

                                          Facsimile:

Shares of ViewStar Beneficially Owned:

Common Stock:
Series A Preferred Stock:
Series B Preferred Stock:
Series C Preferred Stock:
Series D Preferred Stock:
Series E Preferred Stock:

                                   EXHIBIT A

                           LIMITED IRREVOCABLE PROXY

     The undersigned shareholder of ViewStar Corporation, a California corporation ("ViewStar"), hereby irrevocably (to the extent provided in Section 705 of the California General Corporation Law) appoints F. Gibson Meyers, Jr., the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote the shares of ViewStar Common Stock and ViewStar Preferred Stock ("ViewStar Capital Stock") beneficially owned by the undersigned, which shares are listed below (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof or after the date hereof, but only with respect to voting for the Benefits, as such term is defined in the Voting Agreement to which this proxy is attached as Exhibit A, until such time as that certain Agreement and Plan of Merger and Reorganization dated as of October 9, 1995, as Amended and Restated on October 23, 1995 (the "Reorganization Agreement"), among Caere Corporation, a Delaware corporation ("Caere"), ViewStar, ViewStar Acquisition Corp. and certain shareholders of ViewStar, providing for the merger of ViewStar Acquisition Corp., a California corporation and a wholly-owned subsidiary of Caere with and into ViewStar (the "Merger"), shall be terminated in accordance with its terms or the Merger is effective. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked, but only to the extent that they relate to the payment of the Benefits to the Executives, and no subsequent proxies will be given with respect to payment of the Benefits to the Executives. This proxy is irrevocable (to the extent provided in Section 705 of the California General Corporation Law) and is granted in connection with that certain Voting Agreement dated as of December 8, 1995 between ViewStar and the undersigned shareholder. The attorney and proxy named above will be empowered at any time prior to the earlier to occur of the Merger or the termination of the Reorganization Agreement to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned with respect to the Shares, but only with respect to the payment of the Benefits to the Executives, at every meeting of the shareholders of ViewStar (and every adjournment thereof) or by written consent in lieu of such a meeting, or otherwise, to vote the Shares in favor of approval of the payment of the Benefits to the Executives.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated: December 8, 1995

                                          SHAREHOLDER

                                          --------------------------------------

                                          By:
                                          --------------------------------------

                                          Print Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------
                                                     (if applicable)

Shares of ViewStar Beneficially Owned:

Common Stock:
Series A Preferred Stock:
Series B Preferred Stock:
Series C Preferred Stock:
Series D Preferred Stock:
Series E Preferred Stock: